UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

November 9, 2006
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 9, 2006, Novell, Inc. entered into a First Supplemental Indenture with Wells Fargo Bank, National Association, as trustee (the “Trustee”), which amends the Indenture entered into between Novell and the Trustee, dated as of July 2, 2004 (the “Original Indenture,” together with this first amendment, the “Indenture”), providing for the issuance of $600,000,000 aggregate principal amount of 0.50% Convertible Senior Debentures due 2024 (CUSIP Nos. 670006AB1 and 670006AC9) (collectively, the “Debentures”).

The First Supplemental Indenture was entered into upon the successful completion of Novell's previously announced consent solicitation with respect to certain amendments to, and a waiver of rights to pursue remedies available with respect to certain alleged defaults under, the provisions of the Original Indenture. As of the expiration of the consent solicitation at 5:00 p.m., New York City time, on November 9, 2006, Novell had received the consents from the holders in excess of a majority of the outstanding aggregate principal amount of the Debentures. A copy of a press release that Novell issued on November 10, 2006 announcing the successful completion of the consent solicitation is attached as Exhibit 99.1

The First Supplemental Indenture provides that Novell will pay an additional 7.33% per annum (payable semi-annually) in special interest on the Debentures from and after November 9, 2006 to, but excluding, November 9, 2007. Payments of the special interest will be made along with the regular interest payments to debentureholders entitled to such regular interest payments.

The First Supplemental Indenture also provides that (i) any failure by Novell to file reports required to be filed with the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”) or to comply with certain other reporting covenants before 5:30 p.m., New York City time, on May 31, 2007 shall not constitute a default under the Indenture, and (ii) if as of 5:30 p.m., New York City time, on May 31, 2007 Novell has not filed all such required reports with the SEC in a form that causes Novell to be then current in all material respects in its filing obligations under the Exchange Act and complied with the other reporting covenants, any default arising from Novell's failure to file such required reports or to comply with such certain other reporting covenants that has occurred and remains uncured as of 5:30 p.m., New York City time, on May 31, 2007 shall be deemed to have occurred at such time. A copy of the First Supplemental Indenture is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release dated November 10, 2006.
99.2	First Supplemental Indenture dated November 9, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: November 15, 2006	By /s/ Dana C. Russell (Signature) Vice President Finance, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated November 10, 2006
Exhibit 99.2	First Supplemental Indenture dated November 9, 2006